Consent of Independent Registered Certified Public Accounting Firm

We consent to the reference to our firm under the caption “Change in Certifying Accountants” in the Registration Statement (Form SB-2 Post-Effective Amendment No. 1 (File No. 333-129408)).

/s/ Aidman, Piser & Company, P.A.
Tampa, Florida
July 13, 2007